Notes Related to the Consolidated Statements of Financial Position	12 Months Ended
Dec. 31, 2020
Notes Related To The Consolidated Statements Of Financial Position [Abstract]
Notes related to the consolidated statements of financial position	NOTES RELATED TO THE CONSOLIDATED STATEMENTS OF FINANCIAL POSITIONFixed assets
4.1.1 Intangible assets

Accounting policies
Internally generated intangible assets – Research and development costs
In accordance with IAS 38 Intangible Assets (“IAS 38”), research expenditures are expensed in the period during which they are incurred.
An internally generated intangible asset relating to a development project is recorded as an asset if, and only if, the following criteria are met:
(a) it is technically feasible to complete the development project;
(b) intention on the part of the Company to complete the project and to utilize it;
(c) capacity to utilize the intangible asset;
(d) proof of the probability of future economic benefits associated with the asset;
(e) availability of the technical, financial, and other resources for completing the project; and
(f) reliable evaluation of the development expenses.
The initial measurement of the asset is the sum of expenses incurred starting on the date on which the development project meets the above criteria.
Because of the risks and uncertainties related to regulatory authorizations and to the research and development process, the Company believes that the six criteria stipulated by IAS 38 have not been fulfilled to date and the application of this principle has resulted in all development costs being expensed as incurred in all periods presented.
Other intangible assets
Other intangible assets are recorded at their acquisition cost plus costs directly attributable to the preparation of the asset for its intended use.
Other intangible assets mainly comprised costs of modeling studies of a new production process and costs of acquisition of software licenses.
As the new production process relates to equipment that is not yet constructed, the amortization will begin on the date the equipment will be available for use (i.e. when it is in the location and condition necessary for it to be capable of operating). In the meantime, an impairment test will be performed (see note 4.1.3).
Intangible assets with a finite life are amortized on the basis of the straight-line method over their estimated useful life.

Intangible assets Item	Amortization period
Software	1 to 5 years

(amounts in thousands of euros)	Other intangible assets	Intangible assets in progress	TOTAL
GROSS VALUE
As of As of December 31, 2017	234	—	234
Increase	3	—	3
Decrease	—	—	—
FX rate impact	—	—	—
Reclassification	1,596	—	1,596
As of As of December 31, 2018	1,833	—	1,833
Increase	16	—	16
Decrease	—	—	—
FX rate impact	—	—	—
Reclassification	27	—	27
As of As of December 31, 2019	1,876	—	1,876
Increase	—	2	2
Decrease	—	—	—
FX rate impact	(1)	—	(1)
Reclassification	—	—	—
As of As of December 31, 2020	1,875	2	1,877

ACCUMULATED AMORTIZATION AND DEPRECIATION
As of As of December 31, 2017	(181)	—	(181)
Increase	(39)	—	(39)
Decrease	—	—	—
FX rate impact	—	—	—
As of As of December 31, 2018	(220)	—	(220)
Increase	(1,053)	—	(1,053)
Decrease	—	—	—
FX rate impact	—	—	—
As of As of December 31, 2019	(1,273)	—	(1,273)
Increase	(16)	—	(16)
Decrease	—	—	—
FX rate impact	1	—	1
As of As of December 31, 2020	(1,288)	—	(1,288)

NET VALUE
As of December 31, 2017	53	—	53
As of December 31, 2018	1,613	—	1,613
As of December 31, 2019	603	—	603
As of December 31, 2020	587	2	589
The reclassification of €1,596 thousand in 2018 corresponds to expenses incurred as part of a new production process that were recognized in assets under construction as of December 31, 2017.
Considering that the new production process (€1,596 thousand) relates to equipment that is not yet constructed, an impairment test is performed annually and whenever there is an indication that the intangible asset may be impaired (see note 4.1.3). Following clarification at the end of 2019, the Company determined that €1,036 thousand of the intangible asset will no longer be used in the intended production process. This amount has been impaired.
4.1.2 Property, plant and equipment

Accounting policies
Property, plant and equipment are recorded at their acquisition cost, comprised of their purchase price and all the direct costs incurred to bring the asset to the location and working condition for its use as intended by the company’s management.
Property, plant, and equipment are depreciated on the basis of the straight-line method over their estimated useful life. The non-reusable fixtures of property rented are depreciated over the term of their own lifetime or of the term of the rental agreement, whichever is shorter.
The depreciation periods used are the following:

Property, plant and equipment items	Depreciation period
Industrial equipment	1 to 5 years
Fixtures and improvements in structures	3 to 10 years
Office equipment and computers	3 to 5 years

The useful lives of property, plant and equipment as well as any residual values are reviewed at each year end and, in the event of a significant change, result in a prospective revision of the depreciation pattern.

(amounts in thousands of euros)	General equipment, fixtures and fittings	Plant, equipment and tooling	Office equipment and computers	Assets under construction	TOTAL
GROSS VALUE
As of December 31, 2017	1,855	2,094	669	1,730	6,348
Increase	152	490	155	13,425	14,222
Decrease	—	—	—	—	—
FX rate impact	—	—	—	—	—
Reclassification	—	—	—	(1,596)	(1,596)
As of December 31, 2018	2,007	2,584	824	13,559	18,974
Increase	9,489	1,557	387	630	12,063
Decrease	(437)	(106)	(112)	(21)	(676)
FX rate impact	(63)	(8)	2	268	199
Reclassification	11,389	779	70	(13,357)	(1,119)
As of December 31, 2019	22,385	4,806	1,171	1,079	29,441
Increase	30	301	37	78	446
Decrease	(83)	(69)	0	(26)	(178)
FX rate impact	(1,644)	(247)	(36)	(13)	(1,940)
Reclassification	13	996	32	(1,041)	0
As of December 31, 2020	20,701	5,787	1,204	77	27,769

ACCUMULATED DEPRECIATION
As of December 31, 2017	(1,116)	(1,571)	(255)	—	(2,942)
Increase	(355)	(248)	(155)	—	(758)
Decrease	—	—	—	—	—
FX rate impact	—	—	—	—	—
Reclassification	—	(5)	5	—	—
As of December 31, 2018	(1,471)	(1,824)	(405)	—	(3,700)
Increase	(1,148)	(469)	(180)	—	(1,797)
Decrease	437	85	112	—	634
FX rate impact	—	—	(3)	—	(3)
Reclassification	61	988	7	—	1,056
As of December 31, 2019	(2,121)	(1,220)	(469)	—	(3,810)
Increase	(2,232)	(993)	(232)	—	(3,457)
Decrease	8	69	—	—	77
FX rate impact	218	52	13	—	283
Reclassification	—	—	—	—	—
As of December 31, 2020	(4,127)	(2,092)	(688)	—	(6,907)

NET VALUE
As of December 31, 2017	739	523	414	1,730	3,406
As of December 31, 2018	536	760	419	13,559	15,274
As of December 31, 2019	20,265	3,586	702	1,079	25,632
As of December 31, 2020	16,574	3,695	516	77	20,862
As of December 31, 2018, property, plant and equipment included assets held under finance leases. Their net book value amounted to €37 thousand as of December 31, 2018. Property, plant and equipment held under finance leases were reclassified in right of use with the application of IFRS 16 as of January 1, 2019.
Assets under construction in 2018 and commissioned in 2019 in the amount of €13.4 million mainly relate to fixtures and fittings and industrial equipment of the Princeton manufacturing facility (€11.9 million) and the expansion of the manufacturing facility in Lyon (€1.2 million). In 2019, the Company pursued the acquisition of fixtures and fittings and industrial equipment for the Princeton facility (€10.6 million) and the expansion of the manufacturing facility in Lyon (€0.7 million). These two facilities began the production of GMP-compliant clinical batches in 2019.
4.1.3 Impairment on fixed assets

Accounting policies

According to IAS 36 Impairment of Assets (“IAS 36”), a loss in value must be recognized where the carrying value of an asset, or the cash generating unit to which the asset belongs (if it is not possible to estimate the recoverable amount of the individual asset), is higher than its recoverable value. The recoverable value of an asset corresponds to its fair value less costs to sell or its value in use, whichever is higher.
The property, plant, and equipment and intangible assets that have a finite life are subject to an impairment test when the recoverability of their carrying value is called into question by the existence of indications of impairment.
The intangible assets that are not amortized are tested for impairment at the end of the period in which they are acquired, subsequently annually and whenever there is an indication that the intangible asset may be impaired.
An impairment is recognized up to the amount of the excess of the value over the recoverable value of the asset.

Right of use

Accounting policies
In accordance with IFRS 16 Leases (“IFRS 16”), applicable since January 1, 2019, the right of use is recognized on the lessee’s balance sheet when the asset linked to the lease agreement become available.
The right of use asset is measured at cost and comprises:
• the amount of the initial measurement of the lease liability (see note 4.10),
• lease incentives, payments at or prior to commencement date,
• incremental costs which would not have been incurred if the contract had not been concluded.
The right of use is subsequently measured at cost less depreciation and any accumulated impairment loss. The amount can be adjusted based on certain revaluations of the lease liability.
Until December 31, 2018, only finance lease agreements for which the Company bears substantially all the benefits and risks inherent in the ownership of the property were recorded as assets in accordance with IAS 17 Leases (“IAS 17”).

(amounts in thousands of euros)	Buildings	Plant, equipment and tooling	Transport equipment	Office equipment and computers	TOTAL
GROSS VALUE
As of December 31, 2018	—	—	—	—	—
First application of IFRS 16	7,397	—	47	—	7,444
Increase	4,088	—	33	—	4,121
Decrease	(355)	(20)	—	—	(375)
FX rate impact	107	—	—	—	107
Reclassification	—	974	—	118	1,092
As of December 31, 2019	11,237	954	80	118	12,389
Increase	92	—	7	—	99
Decrease	—	—	(14)	—	(14)
FX rate impact	(483)	—	—	—	(483)
Reclassification		—	—	—	—
At December 31, 2020	10,846	954	73	118	11,991

ACCUMULATED DEPRECIATION
As of December 31, 2018	—	—	—	—	—
Increase	(1,304)	—	(23)	(39)	(1,366)
Decrease	16	20	—	—	36
FX rate impact	3	—	—	—	3
Reclassification	—	(974)	—	(79)	(1,053)
As of December 31, 2019	(1,285)	(954)	(23)	(118)	(2,380)
Increase	(1,489)	—	(29)	—	(1,518)
Decrease	—	—	10	—	10
FX rate impact	125	—	—	—	125
Reclassification	—	—	—	—	—
As of December 31, 2020	(2,649)	(954)	(42)	(118)	(3,763)

NET VALUE
As of December 31, 2018	—	—	—	—	—
As of December 31, 2019	9,952	—	57	—	10,009
As of December 31, 2020	8,197	—	31	—	8,228
Reclassifications in 2019 correspond to assets financed by finance leases which have been reclassified in right of use with the application of IFRS 16 as of January 1, 2019. These assets were classified in property, plant and equipment until December 31, 2018.
The increase of €4,121 thousand in 2019 is mainly linked to the partial relocation of the French team in new facilities in July 2019 (impact of €4,026 thousand). The decrease in net value of €339 thousand in 2019 corresponds to a decrease in the right of use following a decrease in the rental space of a building lease (linked to a partial relocation of the French team in new facilities).
Other financial assets

Accounting policies

Other financial assets are composed of receivables initially recognized at their fair value and then at the amortized cost calculated with the effective interest rate (“EIR”) method.
Financial assets with a maturity of more than one year are classified in “other non-current financial assets” in accordance with IAS 1.

(amounts in thousands of euros)	12/31/2018	12/31/2019	12/31/2020
Deposits related to leased premises	446	475	454
Advance payments to suppliers	510	226	620
Other	90	17	17
Total other non-current financial assets	1,046	718	1,091
Deposits related to leased premises	—	—	—
Advance payments to suppliers	—	28	51
Other	—	13	8
Total other current financial assets	—	41	59
Advance payments comprise payments made to service providers, especially Contract Research Organizations (“CROs”), involved with the conduct of the clinical trials in the solid tumors indication (TRYbeCA-1 and TRYbeCA-2 trials).
Inventories

Accounting policies

In compliance with IAS 2 Inventories (“IAS 2”), inventories are recognized at their cost or at their net realizable value, whichever is lower. Cost is determined on a First-In First-Out (FIFO) cost basis. Management periodically reviews the inventory for obsolescence and adjusts as necessary.

(amounts in thousands of euros)	12/31/2018	12/31/2019	12/31/2020
Raw materials	1,396	358	—
Total inventory	1,396	358	—
Trade receivables and other current assets

Accounting policies

Other current assets are initially recognized at their fair value and then at the amortized cost calculated with the effective interest rate (“EIR”) method.
Trade receivables
Trade receivables are initially recognized in accordance with IFRS 15 and then at the amortized cost calculated with the effective interest rate (“EIR”) method. The Company recognizes loss allowances for expected credit losses (“ECL”), which, for trade receivables and contract assets, are measured at an amount equal to lifetime ECLs that result from all possible default events over their expected life. Loss allowances are deducted from the gross amounts of the assets.

(amounts in thousands of euros)	12/31/2018	12/31/2019	12/31/2020
Trade and other receivables	30	36	4
Total trade and other receivables	30	36	4
Research Tax Credit	7,701	3,917	3,432
Other receivables (including tax and social receivables)	1,949	1,870	898
Prepaid expenses	4,461	2,188	793
Total other current assets	14,111	7,975	5,123
Research Tax Credit
The Company benefits from the provisions in Articles 244 quater B and 49 septies F of the French Tax Code related to the Research Tax Credit.
As of December 31, 2018, the CIR receivable included Research Tax Credit for the 2017 and 2018 financial years.
As of December 31, 2019 and December 31, 2020, the CIR receivables included Research Tax Credit of the year.
Tax and social receivables and other receivables
Tax and social receivables and other receivables mainly related to VAT receivables (€949 thousand as of December 31, 2018, €942 thousand as of December 31, 2019 and €635 thousand as of December 31, 2020) and credit notes to be received ( €863 thousand as of December 31, 2018, €570 thousand as of December 31, 2019 and €185 thousand as of December 31, 2020).
Prepaid expenses
Prepaid expenses mainly related to advances payments made to suppliers of asparaginase (€3,180 thousand as of December 31, 2018, €1,295 thousand as of December 31, 2019 and €0 thousand as of December 31, 2020).
Cash and cash equivalents

Accounting policies

The item “cash and cash equivalents” includes bank accounts and highly liquid securities. They are readily convertible into a known amount of cash and are subject to a negligible risk of change in value.
The cash equivalents classification is made if the following criteria are fulfilled:
• held for the purpose of meeting short term cash commitments rather than for investment or other purposes.
• exit options exist:
◦exercisable at any time at least every three months;
◦initially included in the contract and this exit option is always provided in the initial contract; and
◦exercisable without exit penalty and without significant risk of change in the amount received as cash reimbursement.
• there is no value risk related to the level of minimum compensation acquired (i.e. that obtained in the event of early exit) because over the entire duration and at each moment this remuneration will be identical to that obtained from an investment of no more than three months that meets the definition of a cash equivalent. This can be the case when the rate is variable or revisable.
They are recorded as assets in cash equivalents, measured at their fair value, and the changes in value are recognized in financial income (loss).

(amounts in thousands of euros)	12/31/2018	12/31/2019	12/31/2020
Current account	118,371	68,066	34,348
Term deposits	16,000	5,107	10,098
Total cash and cash equivalents as reported in statement of financial position	134,371	73,173	44,446
Bank overdrafts	—	—	—
Total cash and cash equivalents as reported in statement of cash flow	134,371	73,173	44,446
As of December 31, 2018, term deposits included two term deposits of €11.0 million and €5.0 million, both with a maturity in January 2019.
As of December 31, 2019, term deposits included a term deposit of €5.0 million with a maturity of one month and deposits of €0.1 million convertible into cash immediately.
As of December 31, 2020, term deposits included a term deposit of €10.0 million with a maturity of one month and deposits of €0.1 million convertible into cash immediately.
Shareholders’ equity

Accounting policies

Common shares are classified under shareholders’ equity. The costs of share capital transactions that are directly attributable to the issue of new shares or options are recognized in shareholders’ equity as a deduction from the proceeds from the issue, net of tax.

As of December 31, 2020, the capital of the Parent Company consisted of 20,057,562 shares, fully paid up, with a nominal value of 0.10 euro.

Number of shares
As of December 31, 2017	17,937,559
Free shares acquired	2,476
As of December 31, 2018	17,940,035
As of December 31, 2019	17,940,035
Conversion of convertible notes ("OCA")	2,094,704
Exercise of warrants	16,080
Free shares acquired	6,743
As of December 31, 2020	20,057,562
Capital management
The capital is managed to ensure that the Company will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance. The Company is not subject to any externally imposed capital requirements.
Provisions

Accounting policies

A provision is recognized when the Company has a current or implicit legal obligation resulting from a past event, where the obligation can be reliably estimated, and where it is probable that an outflow of resources representing economic benefits will be necessary to settle the obligation. The portion of a provision that become due in less than one year is recorded under current liabilities, and the balance under non-current liabilities. The provisions are discounted when the impact is material.
Disclosure is made on any contingent assets and liabilities where the impact is expected to be material, except where the probability of occurrence is low.

(amounts in thousands of euros)	12/31/2018	12/31/2019	12/31/2020
Provision for retirement indemnities	347	506	652
Provisions - non-current portion	347	506	652
Other provisions	—	71	—
Provisions - current portion	—	71	—
Provision for retirement indemnities - defined benefit plans

Accounting policies

The French employees of the Company receive the retirement benefits stipulated by law in France:
• a compensation paid by the Company to employees upon their retirement (defined-benefit plan); and
• a payment of retirement pensions by the social security agencies, which are financed by the contributions made by companies and employees (defined contribution plans in France).
The American employees do not receive defined-benefit plan.

For the defined-benefit plans, the costs of the retirement benefits are estimated by using the projected credit unit method. According to this method, the cost of the retirement benefit is recognized in the statement of income (loss) so that it is distributed uniformly over the term of the services of the employees. The retirement benefit commitments are valued at the current value of the future payments estimated using, for discounting, the market rate for high quality corporate bonds with a term that corresponds to the estimated term for the payment of the benefits.
The difference between the amount of the provision at the beginning of a period and at the close of that period is recognized through profit or loss for the portion representing the costs of services rendered and the net interest costs, and through other comprehensive income for the portion representing the actuarial gains and losses.
The Company’s payments for the defined-contribution plans are recognized as expenses on the statement of income (loss) of the period in which they become payable.

The regime for retirement indemnities applicable at the Parent Company, is defined by the collective agreement for the pharmaceutical industry in France.
The pension commitments are not covered by plan assets.
As part of the estimate of the retirement commitments, the following assumptions were used for all categories of employees:

	12/31/2018	12/31/2019	12/31/2020
Discount rate	1.57%	0.77%	0.34%
Wage increase	2.00%	2.00%	2.00%
Social welfare contribution rate - non executive employees	44.00%	36.00%	39.00%
- executive employees	54.00%	50.00%	51.00%
- executive management	55.00%	52.00%	49.00%
Expected staff turnover - non executive and executive employees	Medium - High	High	High
- executive management	Low	Low	Low
Age of retirement	65 - 67 years	65 - 67 years	65 - 67 years
Mortality table	INSEE 2014	INSEE 2018	INSEE 2019
The change in the provision for retirement indemnities is as follows:

(amounts in thousands of euros)
As of December 31, 2017	214
Service costs	75
Financial costs	3
Actuarial gains and losses	55
As of December 31, 2018	347
Service costs	115
Financial costs	6
Actuarial gains and losses	38
As of December 31, 2019	506
Service costs	123
Financial costs	4
Actuarial gains and losses	19
As of December 31, 2020	652
Provision for risks

Accounting policies

The provisions for risks correspond to the commitments resulting from litigations and various risks whose due dates and amounts are uncertain. The amount recognized as a provision is the best estimate of the expenses necessary to extinguish the obligation.

Financial liabilities

Accounting policies

Unless otherwise stated, financial liabilities are initially recognized at fair value less transaction costs and subsequently measured at amortized cost using the effective interest rate method.
Financial liabilities with a maturity of more than one year are classified in “Financial liabilities – non-current portion” in accordance with IAS 1.

(amounts in thousands of euros)	Convertible notes	Conditional advances	Bank loans	Other	Total
As of December 31, 2017	—	1,181	1,534	128	2,843
Collection	—	—	—	—	—
Amortized cost	—	—	—	—	—
Repayment	—	—	(735)	(89)	(824)
FX rate impact	—	—	—	—	—
As of December 31, 2018	—	1,181	799	39	2,019
Collection	—	—	—	38	38
Fair value of embedded derivatives	—	—	—	—	—
Amortized cost	—	140	—	—	140
Repayment	—	—	(738)	—	(738)
Reclassification	—	—	—	(39)	(39)
FX rate impact	—	—	—	—	—
As of December 31, 2019	—	1,321	61	38	1,420
Collection	14,155	2,979	10,000	—	27,134
Fair value of embedded derivatives	(1,070)	—	—	—	(1,070)
Amortized cost	1,684	121	20	—	1,825
Conversion	(12,600)	—	—	—	(12,600)
Repayment	—	—	(62)	—	(62)
FX rate impact	—	—	—	(3)	(3)
As of December 31, 2020	2,169	4,421	10,019	35	16,644
Financial liabilities by maturity

December 31, 2018 (in thousands of euros)	Less than one year	One to three years	Three to five years	More than five years	Total
Conditional advances	—	—	—	1,181	1,181
Bank loans	737	62	—	—	799
Other	39	—	—	—	39
Total financial liabilities	776	62	—	1,181	2,019

December 31, 2019 (in thousands of euros)	Less than one year	One to three years	Three to five years	More than five years	Total
Conditional advances	—	—	—	1,321	1,321
Bank loans	62	—	—	—	62
Other	—	—	38	—	38
Total financial liabilities	62	—	38	1,321	1,421

December 31, 2020 (in thousands of euros)	Less than one year	One to three years	Three to five years	More than five years	Total
Convertible notes	2,169	—	—	—	2,169
Conditional advances	—	—	—	4,421	4,421
Bank loans	96	3,768	4,069	2,086	10,019
Other	—	35	—	—	35
Total financial liabilities	2,265	3,803	4,069	6,507	16,644
Convertible notes

Accounting policies

In accordance with IFRS 9, a financial instrument with all three of the following characteristics is a derivative:
•its value changes in response to changes in the so-called “underlying”
•it requires no initial net investment,
•it is settled at a future date.
Derivatives are initially recognized at their fair value and subsequent changes are recognized in financial income (loss).

In accordance with IAS 32, a derivative is qualified as an equity instrument only if it will be necessarily settled by exchanging a fixed amount of cash for a fixed amount of equity instruments of the issuer. Equity instruments are initially recognized at their fair value and are not subsequently remeasured.

Generally, convertible notes are qualified as compound instruments as they have both a financial liability and an equity component.

Because the conversion option is a derivative, if the conversion option does not meet the “fixed-for-fixed” condition, the conversion option is classified as a financial derivative liability. In that case, convertible notes are qualified as hybrid instrument in accordance with IFRS 9 comprising a financial liability for the host contract plus an embedded derivative instrument for the conversion option.

The initial bifurcation of a separable embedded derivative does not result in any gain or loss being recognized.
Because the embedded derivative component is measured at fair value on initial recognition, the carrying amount of the host contract on initial recognition is the difference between the carrying amount of the hybrid instrument and the fair value of the embedded derivative.

On June 24, 2020, the Company signed a financing agreement with Luxembourg-based European High Growth Opportunities Securitization Fund in the form of convertible notes with share subscription warrants attached (“OCABSA”).
The Company issued 1,200 note warrants for free that may be exercised in tranches at the Company request until June 25, 2022. European High Growth Opportunities Securitization Fund may request the issuance of two tranches at any time.
Each exercise of a note warrant will give rise to the issuance of 60 convertible note with 33,670 warrants attached (or of 30 convertible notes with 16,835 warrants if the Company's market capitalization is lower to €50 million during 20 consecutive trading days).
The convertible notes (“OCA”) have the following characteristics:
•Nominal value: €50 thousand
•Subscription price: 98% of the nominal value
•Maturity: 12 months
•The notes will not bear interests
•Conversion ratio: N = Vn / P where
◦N is the number of Shares that can be subscribed
◦Vn is the nominal value of a convertible note
◦P is the higher of (i) 95% of the volume weighted average trading price of the Company's shares on Euronext Paris during the 3 consecutive trading days preceding the conversion date, (ii) the nominal value of the share and (iii) the minimum issuance price of a share as provided in the 25th resolution of the Shareholder's Meeting held on June 21, 2019 (or any resolution that may succeed it), i.e., to date 80% of the volume-weighted average (in the central order book and excluding off-market block trades) of the Company's share price on Euronext Paris during the 3 trading sessions prior to the pricing of the issue price, it being specified that the theoretical value of the warrants will be taken into account and that the Shareholder's Meeting has set at 10 million the maximum number of shares that may be issued.
The share subscription warrants (“BSA”) have the following characteristics:
•Maturity: 5 years
•Each warrant give the right to subscribe one share
•Exercise price: 120% of the lowest volume-weighted average price of the Company's share observed over the fifteen trading days preceding the request for exercise of the first tranche (ie €8.91).
In 2020, the Company issued five tranches of €3.0 million each on July 6, 2020, August 24, 2020, November 17, 2020, December 7, 2020 and December 22, 2020 respectively (of which two tranches were issued on European High Growth Opportunities Securitization
Fund request), representing a total amount of €15.0 million, Consequently, 300 OCA were issued with 168,350 BSA attached. During the financial year, 252 OCA were converted into 2,094,704 shares (see note 4.7).
As of December 31, 2020, 48 OCA and 168,350 BSA are outstanding.
Analysis and valuation of the components of the convertible notes’ agreement
The financing agreement signed with European High Growth Opportunities Securitization Fund includes:
•A put and call option linked to the mutual commitment between the Company and the investor linked to note warrants that may be exercised in tranches at the Company request and the possibility for the investor to request the issuance of two tranches. The mutual commitment has been qualified as derivative and has a null value.
•At the issuance of a tranche:
◦A host contract recognized as financial liability;
◦A conversion option recognized as derivative liability;
◦Warrants recognized as derivative liability. Despite the fixed exchange parity of these instruments, they cannot be qualified as equity instruments due to a specific clause of the contract.
Derivative liabilities fall under category 3 defined by IFRS 13.
The financial liability is amortized using the effective interest rate (14.7% in average for the tranches issued in 2020) over the estimated maturity date (2 months in average for the tranches issued in 2020).
If the convertible notes are converted before the estimated maturity date, any difference between the fair value of the shares issued and the cumulative amount of the financial liability and the derivative liability at the date of conversion is recognized in financial income (loss).
Fair value of the conversion option is estimated with a Monte-Carlo valuation model using the following main assumptions:

	At the issuance date					12/31/2020
	Tranche 1	Tranche 2	Tranche 3	Tranche 4	Tranche 5
Number of convertible notes	60	60	60	60	60	48
Estimated conversion price	€7.51	€5.77	€6.04	€8.31	€7.02	€6.75
Expected term	2 months	2 months	1 month, 15 days	1 month, 15 days	1 month, 15 days	1 month
Fair value (in thousands of euros)	158	161	159	159	159	129
Fair value of the warrants is estimated with a Black & Scholes valuation model using the following main assumptions:

	At the issuance date					12/31/2020
	Tranche 1	Tranche 2	Tranche 3	Tranche 4	Tranche 5
Number of warrants	33,670	33,670	33,670	33,670	33,670	168,350
Price of the underlying share	€7.88	€6.08	6.36	8.75	7.39	7.11
Expected dividends	—%	—%	—%	—%	—%	—%
Volatility	44%	44%	53%	54%	55%	58%
Expected term	2 years, 6 months	2 years, 5 months	2 years, 1 month	2 years, 1 month	2 years	2 years
Fair value (in thousands of euros)	60	28	40	86	60	288
Sensitivity analysis as of December 31, 2020
A change in the main assumptions used for the valuation of the conversion option would have no significant impact in the fair value.
A change in the following assumptions used for the valuation of the warrants could change the fair value as follows.

(in thousands of euros)	Price of the underlying share
Volatility	-10%	7.11	+10%
- 10 percentage points	165	221	284
58%	226	288	357
+10 percentage points	286	355	428
Conditional advances

Accounting policies

Funds received from Bpifrance in the form of conditional advances are recognized as financial liabilities, as the Company has a contractual obligation to reimburse Bpifrance for such conditional advances in cash based on a repayment schedule provided the conditions are complied with.
Receipts or reimbursements of conditional advances are reflected as financing transactions in the statement of cash flows.
The amount resulting from the benefit of conditional advances that do not bear interest at market rates is considered a subsidy. This benefit is determined by applying a discount rate equal to the rate the Company would have to pay for a bank borrowing over a similar maturity.
The implicit interest rate resulting from taking into account all the repayments plus the additional payments due in case of commercial success is used to determine the amount recognized annually as a finance expense.
In the event of a change in payment schedule of the stipulated repayments of the conditional advances, the Company recalculates the net book value of the debt resulting from the discounting of the anticipated new future cash flows at the initial effective interest rate. The adjustment that results therefrom is recognized in the consolidated statement of income (loss) for the period during which the modification is recognized.

Within the scope of the TEDAC project, Bpifrance granted to the Company a conditional advance for a total amount of €4,895 thousand. This conditional advance is paid upon completion of the following key milestones:
•€63 thousand upon signature of the agreement (received in 2012)
•€1,119 thousand upon the milestone n°4 (received in 2016)
•€2,979 thousand upon the milestone n°6 (received in 2020)
•the remainder upon calls for funds when key milestones are reached (not yet received)
The Company undertakes to repay Bpifrance:
a)    an amount of €5,281 thousand upon achieving cumulative sales (excluding VAT) equal to or greater than €10 million, according to the following payment schedule:
•€500 thousand at the latest on June 30 of the first year in which the cumulative sales condition is achieved,
•€750 thousand at the latest on June 30 of the second year,
•€1,500 thousand at the latest on June 30 of the third year,
•€2,531 thousand at the latest on June 30 of the fourth year,
b)    and, where applicable, an annuity equal to 50% of the income generated through the sale of intellectual property rights resulting from the project, within the limit of a total repayment of €5,281 thousand.
As soon as the cumulative amount of the Company's sales exceeds €60 million, the Company undertakes to pay Bpifrance 2.5% of the sales generated by the products developed within the project during a period of 5 years, limited to a total amount of €15 million.
Bank loans
In 2017, the Company received a bank loan amounting to €1.9 million with Société Générale with a 0.4% interest rate and 36 monthly repayment terms to finance its investments. This bank loan is fully repaid as of December 31, 2020.
In November 2020, the Company received two loans of €5.0 million each, in the form of State-Guaranteed Loan (Prêt Garanti par l’Etat, or PGE in France), with Bpifrance and Société Générale. The loans bear interest at fixed rates of 1.67% and 0.25% per annum respectively, with an initial term of one year and a five -year deferral option and the French government will guarantee 90% of the amount due. As the Company plan to use the deferral option, the two loans are classified in “Financial liabilities – non-current portion”
Lease liabilities

Accounting policies

In accordance with IFRS 16 Leases (“IFRS 16”), applicable since January 1, 2019, the lease liability is recognized on the lessee’s balance sheet when the asset linked to the lease agreement become available.
The lease liability is recognized for an amount equal to the present value of the lease payments over the lease term. The lease liability is then increased by the interest expense and decreased by the rents paid.
The lease liability may be remeasured in the following situations:
•Modification related to the assessment of the exercise of an option to purchase or the extension or the non-exercise of a termination option (which become reasonably certain);
•Rent adjustments based on rates and indices provided in the contracts.

The duration corresponds to the firm period of the commitment and takes into account the optional periods that are reasonably certain to be exercised.

The Company has used its judgment in determining the term of the lease agreements providing for an extension option. The fact that the Company has determined that it is reasonably certain to exercise such options affects the lease term and has a significant impact on the amount of the right of use and the lease liability.

Transition information
The Company has applied the modified retrospective approach.
Under this approach, the cumulative effect of initially applying IFRS 16 is recognized as an adjustment to equity at the transition date, i.e. January 1, 2019. Consequently, the comparative information disclosed for 2018 was not restated.
At the transition date, the lease liability linked to contracts classified as operating leases in accordance with IAS 17 (mainly real estate) was measured at the value of the remaining lease payments discounted at the marginal borrowing rate in accordance with the maturity method and computed on the remaining term of the contracts at the transition date, to which is added a spread which takes into account the total duration of the contract. The average marginal borrowing rate selected as of January 1, 2019 is 1.4% in France and 3.8% in the United States. The gap between the off-balance sheet commitments disclosed in the consolidated financial statements as of December 31, 2018 and the lease liability recognized as of January 1, 2019 in accordance with IFRS 16 can be explained as follows:

(in thousands of euros)
Operating lease commitment as lessee (December 31, 2018)	8,268
Unrecognized contracts in accordance with IFRS 16 exemptions	(142)
Differences in the durations used linked to termination and extension options that are reasonably certain to be exercised	5,798
Leases signed in 2018 for an asset available after January 1, 2019	(2,593)
Other (including the improvement allowance (Princeton lease))	(2,045)
Non-discounted lease liability under IFRS 16 as of January 1, 2019	9,285
Discount effect	(1,551)
Discounted lease liability under IFRS 16 as of January 1, 2019	7,734

For contracts previously classified as finance leases, the lease liability as of January 1, 2019 was determined as the lease liability that was calculated in accordance with IAS 17.

Until December 31, 2018, only rental obligations related to finance lease agreements for which the Company bears substantially all the benefits and risks inherent in the ownership of the property were recorded in financial liabilities in accordance with IAS 17 Leases (“IAS 17”).

The Company has applied exemptions set out in IFRS 16 regarding:
•Contracts with a lease term of 12 months. These contracts have resulted in an expense of approximately €227 thousand in 2019 and €0 thousand in 2020.
•Contracts for low value assets. These contracts have resulted in an expense of approximately €33 thousand in 2019 and €31 thousand in 2020.

(in thousands of euros)	Lease liabilities
As of December 31, 2018	—
First application of IFRS 16	7,734
Allowance received from a lessor (1)	1,866
Increase without cash impact (2)	4,121
Repayment	(978)
Decrease without cash impact (2)	(339)
FX rate impact	108
Capitalized interests	149
Reclassification	42
As of December 31, 2019	12,703
Allowance received from a lessor (1)	188
Increase without cash impact	98
Repayment	(1,615)
Decrease without cash impact	—
FX rate impact	(570)
Capitalized interests	—
Reclassification	—
As of December 31, 2020	10,804
(1)Allowance received for fixture and fittings for Princeton manufacturing facility.
(2)Linked to the partial relocation of the French team in new facilities in July and a decrease in the rental space of a building lease of the previous property lease.
Lease liabilities by maturity

(in thousands of euros)	Less than one year	One to three years	Three to five years	More than five years	Total
As of December 31, 2019	1,425	3,411	2,525	5,342	12,703
As of December 31, 2020	1,607	2,949	2,202	4,046	10,804
Trade payables and other current liabilities

Accounting policies

Trade payables and other current liabilities are initially measured at their fair value less transaction costs directly attributable, and then at the amortized cost, calculated using the EIR method. Given the due date, the amortized cost is equal to the initial fair value.

Costs are recognized when incurred. The excess of costs incurred over invoices received is recorded in "Vendors - accruals".

Estimation of the hospital costs
The hospital costs related to clinical trials sponsored by the Company are measured based on two allocation keys: (i) site activation for fixed costs which are recognized in full when sites are activated and (ii) patient randomization for variable patient costs (including chemotherapy costs) which are spread over the estimated time of treatment of the patient as planned in the clinical protocol. These allocation keys are applied to the estimated expenses of the clinical trial. The excess of estimated costs incurred over invoices received is recorded in "Vendors - accruals".

(amounts in thousands of euros)	12/31/2018	12/31/2019	12/31/2020
Vendors	13,403	5,074	4,706
Vendors - accruals	3,253	8,701	16,204
Total trade and other payables	16,656	13,775	20,910
Social liabilities, taxation and social security	3,148	3,628	4,149
Fixed assets payables	—	726	86
Deferred revenue	16	61	148
Other payables	53	95	53
Total other current liabilities	3,217	4,510	4,436
Hospital costs accruals amounted to €112 thousand as of December 31, 2018, €4,047 thousand as of December 31, 2019 and €10,770 thousand as of December 31, 2020.
Financial instruments recognized in the consolidated statement of financial position and effect on net income (loss)

Accounting policies

The valuation and the accounting treatment of the financial assets and liabilities are defined by IFRS 9 Financial Instruments (“IFRS 9”).
Financial assets at the amortized cost
These instruments are initially recognized at their fair value and then at the amortized cost calculated with the effective interest rate (“EIR”) method.
Financial liabilities at the amortized cost
Loans and other financial liabilities are initially measured at their fair value less transaction costs directly attributable, and then at the amortized cost, calculated using the EIR method.
Financial assets and financial liabilities measured at fair value
In accordance with IFRS 13 Fair Value Measurement (“IFRS 13”), financial instruments are presented in three categories based on a hierarchical method used to determine their fair value:
• Level 1: fair value calculated using quoted prices in an active market for identical assets and liabilities;
• Level 2: fair value calculated using valuation techniques based on observable market data such as prices of similar assets and liabilities or parameters quoted in an active market;
• Level 3: fair value calculated using valuation techniques based wholly or partly on unobservable inputs such as prices in an inactive market or a valuation based on multiples for unlisted securities.

As of December 31, 2018 (amounts in thousands of euros)	Carrying amount on the statement of financial position (1)	Fair value through profit and loss	Fair value through other comprehensive income	Financial assets at amortized cost	Financial liabilities at amortized cost	Fair value
Other non-current financial assets	1,046			1,046		1,046
Trade and other receivables	30			30		30
Other current assets	14,111			14,111		14,111
Cash and cash equivalents (2)	134,371	134,371				134,371
Total financial assets	149,558	134,371		15,187	—	149,558
Financial liabilities - non current portion (3)	1,243				1,243	1,243
Financial liabilities - current portion (3)	776				776	776
Trade and other payables	16,656				16,656	16,656
Total financial liabilities	18,675	—		—	18,675	18,675

As of December 31, 2019 (amounts in thousands of euros)	Carrying amount on the statement of financial position (1)	Fair value through profit and loss	Fair value through other comprehensive income	Financial assets at amortized cost	Financial liabilities at amortized cost	Fair value
Other non-current financial assets	718			718		718
Other current financial assets	41			41		41
Trade and other receivables	36			36		36
Other current assets	5,788			5,788		5,788
Cash and cash equivalents (2)	73,173	73,173				73,173
Total financial assets	79,756	73,173	—	6,583	—	79,756
Financial liabilities - non current portion (3)	1,321				1,321	1,321
Lease liabilities - non current portion (4)	11,278				11,278	11,278
Financial liabilities - current portion (3)	99				99	99
Lease liabilities - current portion (4)	1,425				1,425	1,425
Trade and other payables	13,775				13,775	13,775
Other current liabilities	4,449				4,449	4,449
Total financial liabilities	32,347	—	—	—	32,347	32,347

As of December 31, 2020 (amounts in thousands of euros)	Carrying amount on the statement of financial position (1)	Fair value through profit and loss	Fair value through other comprehensive income	Financial assets at amortized cost	Financial liabilities at amortized cost	Fair value
Other non-current financial assets	1,091			1,091		1,091
Other current financial assets	59			59		59
Trade and other receivables	4			4		4
Other current assets	4,330			4,330		4,330
Cash and cash equivalents (2)	44,446	44,446				44,446
Total financial assets	49,930	44,446	—	5,484	—	49,930
Financial liabilities - non current portion (3)	14,379				14,379	14,379
Derivative liabilities - non current portion (5)	288	288				288
Lease liabilities - non current portion (4)	9,197				9,197	9,197
Financial liabilities - current portion (3)	2,265				2,265	2,265
Derivative liabilities - current portion (5)	129	129				129
Lease liabilities - current portion (4)	1,607				1,607	1,607
Trade and other payables	20,910				20,910	20,910
Other current liabilities	4,289				4,289	4,289
Total financial liabilities	53,064	417	—	—	52,647	53,064
(1)The carrying amount of these assets and liabilities is a reasonable approximation of their fair value.
(2)Cash and cash equivalents are comprised of money market funds and time deposit accounts, which are measured using level 1 measurements.
(3)The fair value of financial liabilities is determined using level 2 measurements.
(4)The fair value of lease liabilities is determined using level 2 measurements.
(5)The fair value of derivative liabilities is determined using level 3 measurements.